SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
  Act of 1934
                       [Amendment No.          ]

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                        Fidelity Federal Bancorp
- - ----------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                                  N/A
- - ----------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
         or Item 22(a)(2) of Schedule 14A.
[ ]      $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:

- - ----------------------------------------------------------------------------
2)       Aggregate number of securities to which transaction applies:

- - ----------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - ----------------------------------------------------------------------------
4)       Proposed maximum aggregate value of transaction:

- - ----------------------------------------------------------------------------
5)       Total fee paid:

- - ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
                                --------------------------------------------
2)       Form Schedule or Registration Statement No.:
                                                     -----------------------
3)       Filing Party:
                      ------------------------------------------------------
4)       Date Filed:
                    --------------------------------------------------------

                       FIDELITY FEDERAL BANCORP
                         18 N.W. Fourth Street
                         Post Office Box 1347
                    Evansville, Indiana  47706-1347
                            (812) 424-0921

                    -------------------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      to be held October 16, 1996

                    -------------------------------

     Notice is hereby given that the Annual Meeting of Shareholders of Fidelity Federal Bancorp (the "Company") will be held on October 16, 1996, at 11:00 o'clock a.m., local time, at the Company's principal executive offices, 18 N.W. Fourth Street, Evansville, Indiana.

     The purposes of the meeting are:

     (1) To elect three directors to the Board of Directors to serve for the ensuing term of three years and until their successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Other than with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other matters which may properly come before the meeting. The Board of Directors of the Company has fixed the close of business on September 4, 1996, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the Annual Meeting.

                         By Order of the Board of Directors


                         JACK CUNNINGHAM
                         Vice Chairman of the Board of Directors
                         and Secretary

September 9, 1996

             IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY



YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

        The date of this Proxy Statement is September 9, 1996.

                           TABLE OF CONTENTS

                                                                   Page
                                                                   ----
INTRODUCTORY STATEMENT  . . . . . . . . . . . . . . . . . . . . .    1
   Proposals Presented    . . . . . . . . . . . . . . . . . . . .    1
   Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . .    2
   Beneficial Ownership   . . . . . . . . . . . . . . . . . . . .    3
   Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
   Solicitation of Proxies  . . . . . . . . . . . . . . . . . . .    5

ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . .    5

INFORMATION CONCERNING NOMINEES,
   DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . .    5
   Certain Transactions and Other Matters Between Management and
     the Company  . . . . . . . . . . . . . . . . . . . . . . . .    8
   Board Meetings   . . . . . . . . . . . . . . . . . . . . . . .    9
   Board Committees   . . . . . . . . . . . . . . . . . . . . . .    9

EXECUTIVE COMPENSATION AND OTHER INFORMATION  . . . . . . . . . .    9
   Five-Year Total Shareholder Return   . . . . . . . . . . . . .    9
   Compensation Committee Report  . . . . . . . . . . . . . . . .   10
   Compensation Committee Insider Participation   . . . . . . . .   12
   Summary Compensation Table   . . . . . . . . . . . . . . . . .   12
        1987 Incentive Stock Option Plan  . . . . . . . . . . . .   13
        1993 Directors' Stock Option Plan . . . . . . . . . . . .   13
   1995 Key Employees  Stock Option Plan  . . . . . . . . . . . .   14
   Option Grants in Last Fiscal Year  . . . . . . . . . . . . . .   14
   Aggregate Option Exercises in Last Fiscal Year
    and Fiscal Year-End Option Value Table  . . . . . . . . . . .   15
   Other Employee Benefit Plans   . . . . . . . . . . . . . . . .   16
   Compensation of Directors  . . . . . . . . . . . . . . . . . .   18
        Security Ownership of Management  . . . . . . . . . . . .   19
   Security Ownership Reporting   . . . . . . . . . . . . . . . .   21

AUDITORS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . .   21

SHAREHOLDERS PROPOSALS  . . . . . . . . . . . . . . . . . . . . .   21

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . .   21

OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . .   22

                       FIDELITY FEDERAL BANCORP
                         18 N.W. Fourth Street
                         Post Office Box 1347
                    Evansville, Indiana  47706-1347
                            (812) 424-0921


                            PROXY STATEMENT

      Annual Meeting of Shareholders of Fidelity Federal Bancorp
                    to be held on October 16, 1996


                        INTRODUCTORY STATEMENT


   This Proxy Statement is being furnished to the shareholders of Fidelity Federal Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on October 16, 1996, at 11:00 a.m., local time, at the principal executive offices of the Company, 18 N.W. Fourth Street, Evansville, Indiana and any adjournment thereof (the "Annual Meeting").

   The Company is a unitary savings and loan holding company which owns all of the issued and outstanding stock of United Fidelity Bank, fsb (the "Savings Bank") and Village Securities Corporation. The Savings Bank is a federally-chartered stock savings bank with its main office located in Evansville, Indiana. Village Securities Corporation will operate as a discount brokerage and is anticipated to be operational prior 1997.

   The Savings Bank maintains four (4) locations in Evansville. The Savings Bank participates in various real estate activities, including mortgage banking and financing, as well as owning, developing, building, renting, and managing housing developments through its fully-owned subsidiaries, Fidelity Federal Capital Corporation ("FFCC"), Village Community Development Corporation, Village Housing Corporation, and Village Management Corporation. The Company also offers an array of insurance products through Village Insurance Corporation.

PROPOSALS PRESENTED

   At the Annual Meeting, shareholders of the Company will be asked to consider and vote upon the election of three directors to the Board of Directors of the Company to serve for an ensuing term of three years in accordance with the Company's Articles of Incorporation (which call for staggered terms for the Company's Board of Directors) and to transact such other business as may properly come before the meeting or any adjournment thereof.

   If any other matters should properly come before the meeting, it is intended that the proxies will be voted, with respect to these matters, in accordance with the recommendations of the Board of Directors. Except with respect to procedural matters incident to the conduct of the meeting, management of the Company does not know of any additional matters that may properly come before the Annual Meeting.

   The Proxy Statement, the attached Notice and the enclosed proxy card are being first mailed to shareholders of the Company on or about September 13, 1996.

VOTING RIGHTS

   Only holders of shares of Common Stock of record at the close of business on September 4, 1996 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 2,495,516 shares of Common Stock issued and outstanding. Such shares were held of record by approximately 433 shareholders. There are no other outstanding securities of the Company entitled to vote. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

   Company shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting, except for the ability to cumulate votes with respect to the election of directors. The Articles of Incorporation of the Company provide that shareholders are entitled to cumulate votes for the election of directors. As such, each shareholder is entitled to vote, in person or by proxy, the number of shares owned by the shareholder for each nominee. Alternatively, each shareholder is entitled to cumulate votes for nominees and give one nominee a number of votes equal to the number of directors to be elected (3 for the Annual Meeting) multiplied by the number of votes to which that shareholder's shares are entitled, or distribute such votes on the same principal among any number of the nominees as such shareholder deems appropriate. However, a shareholder may only cumulate votes for a nominee or nominees whose names have been properly placed in nomination prior to the Annual Meeting. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected. Voting on all other matters to be submitted at the Annual Meeting is non-cumulative.

   The proxies will have full discretion and authority to vote cumulatively and to allocate votes among all or any of the nominees as the Board of Directors may determine. Such grant of discretion and authority to the proxy holders to vote cumulatively may be withheld by checking the box marked "withhold authority" on the enclosed proxy card. Ballots will be available at the Annual Meeting for shareholders desiring to vote in person.

BENEFICIAL OWNERSHIP

   The following table sets forth information regarding the beneficial ownership of Common Stock as of September 9, 1996 by the only persons known by the Company to beneficially own 5% or more of the issued and outstanding shares of Common Stock.

 Title of    Name and Address                 Amount and         Percent of
 Class       of Beneficial                    Nature of          Class
             Owner                            Beneficial
                                              Ownership (1)
- - -----------------------------------------------------------------------------
 Common      Bruce A. Cordingley              510,775 (2)        17.8%
             8888 Keystone Crossing
             Suite 900
             Indianapolis, IN 46240
- - -----------------------------------------------------------------------------
 Common      M. Brian Davis                   765,736 (3)(4)     27.4%
             10266 Outer Lincoln Avenue
             Newburgh, IN 47630
- - -----------------------------------------------------------------------------
 Common      Barry A. Schnakenburg            216,138 (5)        8.6%
             8701 Petersburg Road
             Evansville, IN 47711
- - -----------------------------------------------------------------------------
 Common      Rahmi Soyugenc                   171,720            6.9%
             119 LaDonna Blvd.
             Evansville, IN 47711
- - -----------------------------------------------------------------------------
 Common      First Financial Fund, Inc.       202,900(6)         8.1%
             One Seaport Plaza - 25th Fl.
             New York, NY 10292
- - -----------------------------------------------------------------------------
 Common      Wellington Management Co.        202,900(6)         8.1%
             75 State St.
             Boston, MA 02109
- - -----------------------------------------------------------------------------

(1) This information is based on Schedule 13D and 13G Reports filed by the beneficial owner with the Securities and Exchange Commission ("SEC") pursuant to applicable provisions of the Securities Exchange Act of 1934 ("Exchange Act"), as of September 4, 1996, and any other information provided to the Company by the beneficial owner. It does not reflect any changes in those shareholdings which may have occurred since that date.
    Beneficial ownership is direct except as otherwise indicated by footnote.

(2) Includes 127,924 shares held by Pedcor Investments, A Limited Liability Company, as to which Mr. Cordingley is a 47.6% owner and a co-chief executive officer and President. Also includes 39,916 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1993 Directors Stock Option Plan, 46,200 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees Stock Option Plan, 165,210 shares which Mr. Cordingley, Pedcor Investments, and Mr. Cordingley's wife are entitled to purchase upon exercise of 596 warrants acquired pursuant to the 1994 Rights Offering and 131,208 shares which Mr. Cordingley, Pedcor Investments and Mr. Cordingley's wife are entitled to purchase upon exercise of 568 warrants acquired in the 1995 Rights Offering.

(3) Includes 7,854 shares which Mr. Davis holds as custodian for his minor daughter and 6,699 shares which Mr. Davis holds as custodian for his minor son. Also includes 115,591 shares which Mr. Davis is entitled to purchase for himself or his minor children upon exercise of 417 warrants acquired pursuant to the 1994 Rights Offering and 93,093 shares entitled to be purchased upon exercise of 403 warrants acquired in the 1995 Rights Offering. Also includes 39,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors Stock Option Plan and 27,720 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees Stock Option Plan. Also includes 84,315 shares of the Company owned by Maybelle R. Davis, the mother of Mr. Davis, and 14,137 shares Mrs. Davis is entitled to purchase upon exercise of 51 warrants acquired in the 1994 Rights Offering, and 8,085 shares entitled to be purchased upon exercise of 35 Warrants acquired in the 1995 Rights Offering, as to which shares Mr. Davis has authority to vote pursuant to a Power of Attorney.
    Also includes 462 shares owned by Mr. Davis  wife.

(4) M. Brian Davis and Maybelle R. Davis (collectively the "Davis Group") currently own approximately 18.7% of the issued and outstanding Common Stock, excluding options and warrants for the purchase of Common Stock. In March 1995, the OTS approved an application by the Davis Group to acquire up to 40% of the issued and outstanding Common Stock.

(5) Includes 1,617 shares held by the spouse of Mr. Schnakenburg, 8,316 shares held as custodian by Mr. Schnakenburg for his minor children living in his home, 24,948 shares held by U.S. Industries Group, Inc., 52,263 shares held by Barry, Inc. and 27,442 shares held by BOAH Associates. Also includes 6,930 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under the Company's 1993 Directors Stock Option Plan. Also includes 20,790 shares entitled to be purchased upon exercise of 90 warrants acquired in the 1995 Rights Offering. Also includes 73,832 shares of the Company pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

(6) Wellington Management Company is the investment advisor for First Financial Fund, Inc. Wellington is deemed the beneficial owner of the shares only by virtue of the direct or indirect investment and/or voting discretion it possesses pursuant to the provisions of the investment advisory agreement with First Financial Fund, Inc.

PROXIES

   Each properly executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are given, the proxy will be voted by the individuals designated as proxies in their discretion and with authority to cumulate votes.

   Any shareholder giving a proxy may revoke it at any time before it is exercised by (i) attending the Annual Meeting, filing a written notice of revocation with the secretary of the Annual Meeting and voting in person; (ii) executing a written instrument to that effect and delivering it to the Secretary of the Company prior to the Annual Meeting; or (iii) duly executing and delivering a later dated proxy to the Secretary of the Company prior to the Annual Meeting.

SOLICITATION OF PROXIES

   In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and certain employees who will not be specially compensated for such activity. Brokerage houses, nominees, fiduciaries and other custodians will be requested by the Company to forward soliciting materials to beneficial owners. The Company will bear all expenses in connection with the solicitation of proxies for the Annual Meeting.


                         ELECTION OF DIRECTORS

   The Board of Directors of the Company is currently composed of nine members. The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term. The terms of David L. Maraman, Robert F. Doerter, and Jack Cunningham expire at the 1996 Annual Meeting of Shareholders. Each of these directors has been nominated for reelection to a three-year term to expire at the 1999 Annual Meeting of Shareholders.

   If for any reason any of these nominees becomes unable or is unwilling to serve at the time of the Annual Meeting, the person named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is not anticipated that any nominee will be unavailable for election.

   At the Annual Meeting, proxies cannot be voted for a greater number of persons than the number of nominees named.

   The Board of Directors recommends that the shareholders vote FOR the election of those individuals named as nominees in the accompanying proxy.


                   INFORMATION CONCERNING NOMINEES,
                   DIRECTORS AND EXECUTIVE OFFICERS

   The following sets forth information as to each nominee for election at the Annual Meeting, each Director continuing in office, and each executive officer of the Company as of June 30, 1996, including their ages, present principal occupations, other business experience during the last five years, directorships in other publicly held companies, and the year they were first elected or appointed to the Board of Directors (if applicable). Each individual's service with the Company began at the formation of the Company in 1993, unless otherwise noted. In addition, all current Directors of the Company are also current Directors of the Savings Bank. All nominees are currently members of the Board of Directors.

   There are no arrangements or understandings between any of the Directors, executive officers or any other person pursuant to which any Director or executive officer has been selected for his or her respective position.

CURT J. ANGERMEIER Age - 42, term expires in 1997.

Mr. Angermeier was appointed to the Board of Directors of the Company on March 21, 1996. Mr. Angermeier is a practicing attorney, concentrating on insurance law matters. Mr. Angermeier is a member of the Indiana Bar Association, Indiana Defense Lawyers Association and the Evansville Bar Association.

WILLIAM R. BAUGH  Age - 75, term expires in 1998.

Mr. Baugh is a Director of the Company and has been Chairman Emeritus of the Board of Directors since October 1994. Mr. Baugh served as Chairman of the Board of Directors of the Company from its formation in 1993 until October 1994. He has been a Director of the Savings Bank since 1955, was Chairman of the Board of the Savings Bank from 1979 until October 1994, and was President of the Savings Bank from 1970 until 1981 and from 1983 until 1986.

BRUCE A. CORDINGLEY  Age - 49, term expires in 1998.

Mr. Cordingley is a Director of the Company and has served as Chairman of the Board of Directors since October 1994 and served as Chief Executive Officer of the Company from June 6, 1995, to March 1, 1996. In March 1996 Mr. Cordingley resigned as Chief Executive Officer of the Company in order to devote more attention to other business interests outside of the Company. He continues to serve as Chairman of the Board of Directors of the Company and in the other positions discussed below and in these capacities continues to devote significant time to the business of the Company.

Mr. Cordingley also serves as Chairman of the Board of Directors of the Savings Bank, FFCC and Village Securities Corporation. Mr. Cordingley is a Director of Village Management Corporation, Village Community Development Corporation, and Village Housing Corporation (the three service corporation subsidiaries of the Savings Bank involved in the development of affordable housing units) and Village Insurance Corporation. He is also the Vice-President of Village Management Corporation and the President of Village Community Development Corporation and Village Housing Corporation. Mr. Cordingley has been a director of the Savings Bank since 1992. Mr. Cordingley is an attorney and was a partner in the law firm of Ice Miller Donadio and Ryan in Indianapolis, Indiana, from 1973 to February 1992. Mr. Cordingley is President of Pedcor Investments, A Limited Liability Company, located in Indianapolis, Indiana, the principal business of which is real estate oriented investments and developments. Mr. Cordingley is also a Director of Evansville Brewing Company, Flagship Bank, fsb (San Diego, California), and International City Bank, n.a. (Long Beach, California).

JACK CUNNINGHAM  Age - 66, term expires in 1996.

Mr. Cunningham is a Director of the Company and has served as Vice-Chairman and Secretary of the Company and the Savings Bank since June 1995 and served as President of the Company from May 1994 through June 1995. Mr. Cunningham is a Director of Village Management Corporation, Village Community Development Corporation, and Village Housing Corporation (the three service corporation subsidiaries of the Savings Bank involved in the development of affordable housing units) and Village Insurance Corporation and is also a Vice President and Director of FFCC. Mr. Cunningham has been a Director of the Savings Bank since 1985 and an officer of the Savings Bank since 1974.

M. BRIAN DAVIS  Age - 41, term expires in 1998.

Mr. Davis is a Director of the Company and has served as its President and Chief Operating Officer since June 1995. Mr. Davis is also a Director of Village Management Corporation, Village Community Development Corporation, and Village Housing Corporation (the three service corporation subsidiaries of the Savings Bank involved in the development of affordable housing units). Mr. Davis is the President of Village Management Corporation and Village Insurance Corporation, the Executive Vice-President of Village Community Development Corporation and Village Housing Corporation, and the Vice-Chairman of the Board of Directors of FFCC. Mr. Davis has been a Director of the Savings Bank since 1992. Mr. Davis is a partner in the Davis Brothers Real Estate Partnership, located in Evansville, Indiana, which has developed and managed commercial real estate throughout the Midwest. He is also currently President of Southern Investment Corporation, a real estate investment company, and a Director of Evansville Brewing Company.

ROBERT F. DOERTER  Age - 76, term expires in 1996.

Mr. Doerter is a Director of the Company, and has been a Director of the Savings Bank since 1968. Mr. Doerter is currently retired.

DAVID L. MARAMAN Age - 48, term expires in 1996.

Mr. Maraman became a Director of the Company and the President, Chief Executive Officer, and a Director of the Savings Bank in December 1994. Prior to this, he held various manager level positions with National City Bank of Indiana (formerly Merchants National Bank and Trust Company of Indianapolis) from 1987 to 1994. Mr. Maraman served as manager, examiner, and examiner-in-charge with the Office of the Comptroller of the Currency prior to joining Merchants National Bank.

MARK A. MATTINGLY Age - 47, term expires in 1997.

Mr. Mattingly is a Director of the Company and Chairman of the Audit Committee. Mr. Mattingly became a Director of the Company and the Savings Bank in February 1995. He currently serves as Chairman, President and Chief Executive Officer of Evansville Brewing Company.

BARRY A. SCHNAKENBURG Age - 48, term expires in 1997.

Mr. Schnakenburg is a Director of the Company. He has been a Director of the Savings Bank since 1990. Mr. Schnakenburg currently serves as a Director of FFCC and as a Director and the Executive Vice-President and Chief Operating Officer of Village Insurance Corporation. Mr. Schnakenburg has served as the President of U.S. Industries Group, Inc. for the past 9 years. U.S. Industries Group, Inc., is a sheet metal and roofing contractor located in Evansville, Indiana.

THERESA PHILLIPS BENNETT Age - 33.

Ms. Bennett became Vice-President of Village Community Development Corporation and Village Housing Corporation, two wholly-owned subsidiaries of the Savings Bank, in November 1993 and Senior Vice-President in November 1994. She became President, Chief Executive Officer and Director of FFCC in August 1994. Prior thereto she was employed at Boston Capital Partners, Inc., Boston, Massachusetts, as Acquisition Associate (January 1988 through March 1990) and Assistant Vice President of Acquisitions (April 1990 through October 1990) and was a portfolio manager for Safford Investment Counsel (formerly Nicholas H. Safford & Co., Inc.), Rockport, Massachusetts (August 1991 through October 1993).

DONALD R. NEEL  Age - 33.

Mr. Neel is the Senior Vice-President, Chief Financial Officer, and Treasurer of the Company. Mr. Neel also serves as Treasurer of Village Management Corporation, Village Community Development Corporation, Village Housing Corporation, Village Insurance Corporation, and FFCC and as Senior Vice President and Treasurer of Village Securities Corporation. Prior to joining the Savings Bank and the Company in 1993, he was employed at Peoples Bank, Evansville, Indiana as Assistant Vice-President and Controller (December 1988 through January 1990) and Vice-President and Controller (January 1990 through November 1990). Upon the acquisition of Peoples Bank by INB Financial Corporation, Mr. Neel served as Vice-President and Controller of INB Banking Company, Southwest (successor to Peoples
Bank) from November 1990 through April 1993.

CERTAIN TRANSACTIONS AND OTHER MATTERS BETWEEN MANAGEMENT AND THE
COMPANY

   Directors and executive officers of the Company and the Savings Bank and their associates are customers of, and have had transactions with, the Company and the Savings Bank in the ordinary course of business. Comparable transactions may be expected to take place in the future. Directors of the Company may not obtain extensions of credit from the Company. Loans made to non-director officers were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons. These loans did not involve more than the normal risk of collectibility or present other unfavorable features.

   The Office of Thrift Supervision ( OTS ), the primary federal banking regulatory agency of the Savings Bank, by regulation has provided that each director, officer, or affiliated person of a savings association, such as the Savings Bank, has a fundamental duty to avoid placing himself in a position which creates, or which leads to or could lead to, a conflict of interest or appearance of a conflict of interest having an adverse effect upon, among other things, the interests of the members of the savings association or the association's soundness. In addition, the OTS by regulation has stated that the fiduciary relationship owed by a director or officer of a savings association, such as the Savings Bank, includes the duty to protect the association and that the OTS would consider this duty to be breached if such individual would take advantage of a business opportunity for his own or another person's personal benefit or profit when the opportunity is within the corporate powers of the savings association (or its service corporation) and when the opportunity is of a present or potential practical advantage to the savings association. The Board of Directors of the Company and the Savings Bank are aware of these regulations and requirements of the OTS and believe they have conducted, and intend to continue to conduct, themselves in compliance with these requirements at all times.

BOARD MEETINGS

   The Company had 13 Board of Directors meetings during its fiscal year ended June 30, 1996. Each of the incumbent Directors of the Company attended at least 75% of the meetings of the Board of Directors and any committees upon which he or she served during the period which such individual served.

BOARD COMMITTEES

   The Board of Directors has a Nominating Committee which consists of William R. Baugh (Chairman), M. Brian Davis, and Curt J. Angermeier. The Nominating Committee, whose purpose is to nominate directors for election to the Board of Directors, met once during the fiscal year ended June 30, 1996. Under the Company's By-Laws, no nominations for director, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting, unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company not later than the close of business on the tenth day following the date the notice of the Annual Meeting was mailed to shareholders. Shareholders who wish to recommend nominees must do so in writing to the Secretary of the Company as described above.

   The Board of Directors also has an Audit Committee consisting of Mark A. Mattingly (Chairman), William R. Baugh, Robert F. Doerter, Barry A. Schnakenburg and Curt J. Angermeier. The Audit Committee, whose purpose is to review audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures, met four times during the fiscal year ended June 30, 1996. The members of the Audit Committee also serve as the committee authorized to direct the grant of options to eligible Key Employees under the 1987 Incentive Stock Option Plan of the Company, the 1993 Directors Stock Option Plan, and the 1995 Key Employees Stock Option Plan.

   The Executive Committee of the Board of Directors serves as the Compensation Committee. The Executive Committee is currently composed of Bruce A. Cordingley (Chairman), M. Brian Davis, Barry A.
Schnakenburg, and Jack Cunningham. The Executive Committee met thirteen times during the fiscal year ended June 30, 1996.


             EXECUTIVE COMPENSATION AND OTHER INFORMATION

FIVE-YEAR TOTAL SHAREHOLDER RETURN

   The following indexed graph indicates the Company's total return to its shareholders on its common stock for the past five years, assuming dividend reinvestment, as compared to total return for the NASDAQ Market Index and the Peer Group Index (which is a line-of- business index prepared by an independent third party consisting of savings and loan holding companies or federally chartered savings institutions with the same SIC number as the Company and which have been publicly traded for at least six years). The comparison of total return on investment for each of the periods assumes that $100 was invested on July 1, 1991, in each of the Company, the NASDAQ Market Index and the Peer Group Index. The period prior to November 8, 1993 (the date the Company became the sole shareholder of the Savings Bank pursuant to a reorganization in which the Company exchanged one share of its common stock for each one share of common stock of the Savings Bank outstanding) reflects the stock of the Savings Bank.

               COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                    AMONG FIDELITY FEDERAL BANCORP,
                 NASDAQ MARKET INDEX AND SIC CODE INDEX






                                [GRAPH]




                           1991     1992    1993     1994    1995     1996

NASDAQ MARKET INDEX       100.0    107.7   132.2    145.0   170.1    214.1
SIC CODE INDEX            100.0    132.7   166.4    193.4   225.4    284.1
FIDELITY FEDERAL          100.0    123.8   151.9    346.3   629.3    654.8

                 ASSUMES $100 INVESTED ON JULY 1, 1991
                      ASSUMES DIVIDENDS REINVESTED
                    FISCAL YEAR ENDING JUNE 30, 1996


COMPENSATION COMMITTEE REPORT

   Decisions on compensation of the Company's executives are made by the Executive Committee of the Board of Directors of the Company, which also serves as the Compensation Committee. All decisions of the Executive Committee relating to the compensation of the Company's officers are reviewed by the full Board. Set forth below is a report submitted by Messrs. Cordingley, Davis, Cunningham and Schnakenburg, in their capacity as the Board's Executive Committee, addressing the Company's compensation policies for 1996 as they affected the Company's executive officers.

   Compensation Policies Toward Executive Officers.

   The Executive Committee's executive compensation policies are designed to provide competitive levels of compensation to the executive officers and to reward officers for satisfactory individual performance and for satisfactory performance of the Company as a whole. There are no established goals or standards relating to performance of the Company which have been utilized in setting compensation of individual employees.

   Base Salary.

   Each executive officer is reviewed individually by the Executive Committee, which includes an analysis of the performance of the Company. In addition, the review includes, among other things, an analysis of the individual's performance during the past fiscal year, focusing primarily upon the following aspects of the individual's job or characteristics of the individual exhibited during the most recent fiscal year: quality and quantity of work; supervisory skills; dependability; initiative; attendance; overall skill level; and overall value to the Company.

   Other Compensation Plans.

   At various times in the past the Company has adopted certain broad based employee benefit plans in which the senior executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans.

   Benefits.

   The Company provides medical, defined benefit, and defined contribution plans to the senior executives that are generally available to other Company employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary and bonus for fiscal year 1996.

   Mr. Cordingley's 1996 Compensation.

   Regulations of the Securities and Exchange Commission require that the Executive Committee disclose the Committee's basis for compensation reported for any individual who served as the Chief Executive Officer during the last fiscal year. Mr. Cordingley's salary is determined in the same manner as discussed above for other senior executives. The Executive Committee believes that Mr. Cordingley has managed the Company well. Mr. Cordingley did not participate in the deliberations of the Executive Committee with respect to his compensation level. See "Compensation Committee Insider Participation."

           Current Members of the 1996 Executive Committee:

                          Bruce A. Cordingley
                            M. Brian Davis
                            Jack Cunningham
                         Barry A. Schnakenburg

COMPENSATION COMMITTEE INSIDER PARTICIPATION

   During the past fiscal year, Mr. Cordingley served as the Company's Chief Executive Officer until March and served on the Executive Committee, but did not participate in any discussion or voting with respect to his respective salary as an executive officer and was not present in the room during the discussion by the Executive Committee of his compensation.

SUMMARY COMPENSATION TABLE

   The following table sets forth, for the fiscal years ended June
30, 1996, 1995 and 1994, the cash compensation paid by the Company or its subsidiaries, as well as certain other compensation paid or awarded during those years, to the Chief Executive Officer of the Company at any time during the fiscal year ended June 30, 1996 and the executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1996.

                                     Fiscal Year           Annual                   Securities        All Other
    Name and Principal Position         ended       Compensation (1)(2)             Underlying        Compensa-
                                       June 30,            Salary                     Option           tion(3)
                                                                                  Grants in Year
- - -------------------------------------------------------------------------------------------------------------------
 Bruce A. Cordingley                    1996            $292,519                         -0-           $1,496
       Chairman                         1995            $137,000                      46,200              -0-
       and Director                     1994            $  5,900                      39,916              -0-
- - -------------------------------------------------------------------------------------------------------------------
 M. Brian Davis                         1996            $197,280                         -0-           $  977
       President, COO and               1995            $ 85,800                      27,720              -0-
       Director                         1994            $  5,900                      39,916              -0-
- - -------------------------------------------------------------------------------------------------------------------
 Jack Cunningham                        1996            $121,097                         -0-           $1,539
       Vice Chairman, Secretary         1995            $ 96,193                       6,930           $1,244
       and Director                     1994            $ 66,828                         -0-              -0-
- - -------------------------------------------------------------------------------------------------------------------
 David L. Maraman                       1996            $128,444                       6,930           $  906
       President, CEO,                  1995            $ 74,875                       6,930              -0-
       Secretary                        1994                N.A.                        N.A.             N.A.
       of Savings Bank
- - -------------------------------------------------------------------------------------------------------------------
 Theresa Phillips Bennett               1996            $182,222                         -0-           $2,581
       President,                       1995            $100,412                         -0-           $1,484
       CEO and Director of FFCC         1994            $ 42,994                       3,780              -0-
- - -------------------------------------------------------------------------------------------------------------------


(1) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus and are not required to be disclosed by applicable rules of the SEC.

(2) Includes Directors fees of $13,600 paid to Mr. Cunningham and Mr. Maraman and $12,000 paid to Mr. Cordingley and Mr. Davis for the fiscal year ended June 30, 1996. Also includes Directors' fees of $12,000 during the fiscal year ended June 30, 1995, for Messrs. Cunningham, Cordingley, Maraman, and Davis, and $5,900 during the fiscal year ended June 30, 1994, for Messrs. Cunningham, Cordingley, and Davis.

(3)     Consists of Company contributions under the Company s
        Retirement Savings Plan.

1987 INCENTIVE STOCK OPTION PLAN

    The purpose of the 1987 Incentive Stock Option Plan ("1987
Plan"), is to promote the interests of the Company and its shareholders by providing executives and key employees, upon whose judgment, initiative and industry the Company is largely dependent for the successful conduct and growth of its business, with the incentive to continue their employment with the Company by providing additional incentive through stock ownership, and thereby increasing their proprietary interest in the Company and their personal interest in its continued success and progress.

    Only key employees and officers of the Company and Subsidiaries ("Key Employees") are eligible to participate in the 1987 Plan.

    The 1987 Plan is administered by a committee of three or more directors of the Company ("Committee"), who are not eligible to receive options thereunder. The Committee is authorized to direct the grant of the options to eligible Key Employees, in the amount and on the terms and conditions determined by the Committee. The maximum number of shares of the Company's Common Stock which may be issued under the 1987 Plan is 129,901 which may be authorized but unissued shares, reacquired shares or a combination thereof. The price at which shares may be purchased under each option will be fixed by the Committee but must be at least 100% of the fair market value of the shares on the date the option is granted. The numbers of shares and option exercise prices under the 1987 Plan have been adjusted to reflect a twenty percent stock dividend in 1994, a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

1993 DIRECTORS' STOCK OPTION PLAN

    The 1993 Directors Stock Option Plan ( Directors Plan ) provides for the grant of non-qualified stock options to individuals who are directors of the Company or any of its subsidiaries to acquire shares of common stock of the Company for a price of not less than $2 above the average of the high and low bid quotations as reported by NASDAQ for the common stock of the Company for the five trading days immediately preceding the date the option is granted. A total of 233,779 shares was reserved for issuance under the Directors Plan.

    The Directors Plan will expire on August 1, 1998, except outstanding options will remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Directors Plan through August 1, 2008. The number of shares and option exercise prices under the Directors Plan have been adjusted to reflect a twenty percent stock dividend distributed in 1994, a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

1995 KEY EMPLOYEES  STOCK OPTION PLAN

    On March 15, 1995, the Board of Directors of the Company adopted a non-qualified Stock Option Plan (the "Key Employees Plan") which provides for the grant of incentive stock options and non-qualified stock options to individuals who are officers and key employees of the Company or any of its subsidiaries. The Key Employees Plan was approved by the shareholders of the Company on October 18, 1995, at the Annual Shareholders Meeting.

    The Key Employees Plan provides for the grant of incentive stock options and non-qualified stock options to acquire shares of common stock of the Company for a price of not less than the fair market value of the share on the date which the option is granted. A total of 496,650 shares was reserved for issuance under the Key Employees Plan. The option price per share for each incentive stock option granted to an employee must not be less than the fair market value of the share of common stock on the date the option is granted. The option price per share for an incentive stock option granted to an employee owning 10% or more of the common stock of the Company must not be less than 110% of the fair market value of the share on the date that the option is granted. The option price per share for non-qualified stock options will be determined by the Administrative Committee of the Key Employees Plan, but may not be less than 100% of the fair market value of a share of common stock on the date of the grant of the option.

    The Key Employees Plan will expire on March 15, 2005, except outstanding options will remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Key Employees Plan through March 15, 2015. The number of shares and option exercise prices under the Key Employees Plan have been adjusted to reflect a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

OPTIONS GRANTS IN LAST FISCAL YEAR

    The following table provides details regarding stock options granted to the named executive officers for the fiscal year ended June 30, 1996. In addition, in accordance with rules of the Securities and Exchange Commission, there are shown the hypothetical gains or "option spreads" that would exist for respective options. These gains are based on assumed rates of annual compound stock price appreciation of five percent (5%) and ten percent (10%) from the date the options were granted over the full option term.






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                                   14

- - ---------------------------------------------------------------------------------------------------------------
                                       OPTION GRANTS IN LAST FISCAL YEAR
- - ---------------------------------------------------------------------------------------------------------------
                                                                                      Potential Realizable
                                                                                      Value at Assumed Annual
                                  Individual Grants                                   Rates of Stock
                                                                                      Appreciation For Option
                                                                                      Term (1)
- - ---------------------------------------------------------------------------------------------------------------
         Name           Number    Percent of      Exercise   Market   Expiration       0%      5%       10%
                        of        Total Options   or         Price    Date
                        Shares    Granted in      Base       on
                        Under-    Fiscal Year     Price      Date
                        lying                                of
                        Options                              Grant
                        Granted


                          (#)          (%)         ($/Sh)    ($/Sh)                   ($)     ($)       ($)
- - ---------------------------------------------------------------------------------------------------------------
 David L. Maraman       6,930         100%        $14.32     $14.32   12/5/05         -0-    62,439   158,143
- - ---------------------------------------------------------------------------------------------------------------

(1) Gains are reported net of the option exercise price, but before any effect of taxes. In assessing these values, it should be kept in mind that no matter what value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date, and that value would depend on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all shareholders. The amounts reflected in this table may not necessarily be achieved.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values Table

    The following table shows for the named executive officers the number of shares acquired on exercise and shares covered by both exercisable and non-exercisable stock options as of June 30, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock.






           [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]


- - ---------------------------------------------------------------------------------------------------------------
                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
- - ---------------------------------------------------------------------------------------------------------------

                              Shares        Value        Number Of Unexercised        Value of Unexercised
                             Acquired      Realized          Stock Options            in-the-Money Options
                                on           ($)                06/30/96                    06/30/96
           Name              Exercise
                                (#)
                                                       Exercisable Unexercisable   Exercisable    Unexercisable
- - ---------------------------------------------------------------------------------------------------------------
 Bruce A. Cordingley                                      39,916       -0-          $200,777(2)       N.A.
                                                          18,480     27,720          $12,012(3)    $18,013(3)
- - ---------------------------------------------------------------------------------------------------------------
 M. Brian Davis                                           39,916       -0-          $200,777(6)       N.A.
                                                          11,088     16,632         $  7,207(7)     10,811(7)
- - ---------------------------------------------------------------------------------------------------------------
 Jack Cunningham                  8,857      95,656        2,772      4,158         $  4,491(1)      6,736(1)
- - ---------------------------------------------------------------------------------------------------------------
 David L. Maraman                 1,000       4,570        5,830       -0-          $ 16,382(4)
                                                           2,772      4,158              -0-(5)        -0-(5)
- - ---------------------------------------------------------------------------------------------------------------
 Theresa Phillips Bennett         3,780      25,312         -0-        -0-              N.A.          N.A.
- - ---------------------------------------------------------------------------------------------------------------


(1) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($9.63 per share).

(2) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($6.22 per share).

(3) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($10.60 per share).

(4) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($8.44 per share).

(5) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($14.32 per share).

(6) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($6.22 per share).

(7) Represents the bid value of the Company's Common Stock at June 30, 1996 ($11.25 per share), less the exercise price ($10.60 per share).

OTHER EMPLOYEE BENEFIT PLANS

    Pension Plan.

    The Company currently participates in a defined benefit pension plan sponsored by the Financial Institutions Retirement Fund, a non-profit, tax qualified, tax-exempt pension plan and trust in which Federal Home Loan Banks, savings and loan associations and similar institutions participate ("Pension Plan"). All employees of the Company or its subsidiaries (which excludes non-employee Directors of the Company) (i) who have not attained age sixty (60) prior to being hired and (ii) who are compensated on a salaried basis are covered by the Pension Plan and become participants upon completion of one year of service and attainment of age 21. Participants are not required or allowed to make contributions to the Pension Plan.

    A participant in the Pension Plan is entitled to receive benefits based upon years of service for the Company or its subsidiaries and a percentage of his average annual salary during the five (5) consecutive years of service which produce the highest such average without deduction for Social Security benefits. For purposes of computing benefits, "salary" includes an employee's regular base salary or wage inclusive of bonuses and overtime but exclusive of special payments such as fees, deferred compensation, severance payments and contributions by the Company to the Pension Plan.

    Participants become fully vested in their benefits after completion of five (5) years of service. Upon attaining age sixty-five (65), participants become one hundred percent (100%) vested in their benefits provided by the Company under the Pension Plan, regardless of the number of their years of service. Benefits are payable at normal retirement age (age 65). The Pension Plan also contains provisions for the payment of benefits on the early retirement, late retirement, death or disability of a participant.

    The regular benefit under the Pension Plan to be paid on a participant's retirement is a monthly pension for the life of a participant with a minimum guaranteed benefit of twelve (12) times the participant's annual retirement benefit under the Pension Plan. Thus, the regular form of all retirement benefits includes not only a retirement allowance, but also a lump sum retirement death benefit which is twelve (12) times the annual retirement benefit less the sum of such retirement benefits made before death. The Pension Plan provides that married participants will receive the regular retirement benefit in the form of an actuarially equivalent joint and survivor annuity. Optional forms of payments are available to all participants; however, married participants must obtain written spousal consent to the distribution of benefits in a form other than a joint and survivor annuity.

    According to the Pension Plan sponsor, the actuaries for the Pension Plan have determined that due to the Pension Plan's funding status no contributions were required to be made to the Pension Plan by the Company for the plan year ended June 30, 1996.

    The following table shows estimated annual benefits payable at normal retirement to persons in specified remuneration classifications. The benefit amounts presented in the totals are annual pension amounts for the life of the participant, with a minimum guaranteed benefit of twelve (12) times the annual retirement benefit under the Pension Plan, for a participant at normal retirement (age
65) with ten (10), twenty (20) and thirty (30) years of service with no deduction for Social Security or other offset amounts. The maximum compensation which may be taken into account for any purpose under the Pension Plan is limited by the Internal Revenue Code to $150,000 for 1996. As of July 1, 1996, Bruce A. Cordingley had 1 year of service, Jack Cunningham had 38 years of service, Theresa Phillips Bennett had 2 years of service, David L. Maraman had 1 year of service and M. Brian Davis had 1 year of service under the Pension Plan.

- - ----------------------------------------------------------------------
                     Annual Benefit at Normal Retirement
- - ----------------------------------------------------------------------
 Highest
 Five-Year
 Average      10 Years   15 Years   20 Years   25 Years   30 Years
 Annual          of         of         of         of         of
 Salary       Service    Service    Service    Service    Service
- - ----------------------------------------------------------------------
   $50,000     10,000     15,000     20,000     25,000     30,000
- - ----------------------------------------------------------------------
   $75,000     15,000     22,500     30,000     37,500     45,000
- - ----------------------------------------------------------------------
  $100,000     20,000     30,000     40,000     50,000     60,000
- - ----------------------------------------------------------------------
  $125,000     25,000     37,500     50,000     62,500     75,000
- - ----------------------------------------------------------------------
  $150,000     30,000     45,000     60,000     75,000     90,000
- - ----------------------------------------------------------------------

     Retirement Savings Plan.

     In 1994 the Company adopted a defined contribution plan under Internal Revenue Code Section 401(k) in which substantially all employees may participate. Under this plan, employees may contribute up to 15% of pay, and contributions up to 6% are supplemented by Company contributions. Such Company contributions are made at the rate of 25 cents for each dollar contributed by the participant. Participants may elect to have all or a portion of their contributions made on a tax-deferred basis pursuant to provisions in the plan meeting the requirements of Section 401(k) of the Internal Revenue Code. The Company expense for the plan was $27,000 for the fiscal year ended June 30, 1996.

COMPENSATION OF DIRECTORS

     The Directors of the Savings Bank are compensated for their services in the amount of $1,000.00 per month (or $12,000 per year) plus an additional $200.00 per month if the Director attends that month's regularly scheduled Board meeting. Directors receive an additional $200.00 for attending special meetings of the Board of Directors or committee meetings. Board fees were adjusted to current levels as of February. The maximum compensation received by any Director for his or her service on the Board was $13,600.00 for the current year.

     Directors of the Company do not receive compensation for their services in such capacity. However, Directors of the Company may receive stock options pursuant to the Directors Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- 1993 Directors' Stock Option Plan."

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of
September 4, 1996, with respect to the Common Stock of the Company beneficially owned by each Director of the Company and by all
Executive Officers and Directors as a group.
- - -------------------------------------------------------------------------
        Name              Number of Shares         Percent of
                       Beneficially Owned (1)      Class (1)
- - -------------------------------------------------------------------------
 William R. Baugh               26,600                 1.1%
- - -------------------------------------------------------------------------
 Bruce A. Cordingley (2)       510,775                17.8%
- - -------------------------------------------------------------------------
 Jack Cunningham (3)            34,664                 1.4%
- - -------------------------------------------------------------------------
 M. Brian Davis (4)            765,736                27.4%
- - -------------------------------------------------------------------------
 Robert F. Doerter               8,593                 0.3%
- - -------------------------------------------------------------------------
 Barry A. Schnakenburg (5)     216,138                 8.6%
- - -------------------------------------------------------------------------
 David L. Maraman (6)           13,238                 0.5%
- - -------------------------------------------------------------------------
 Mark S. Mattingly                 231                 Less than 0.1%
- - -------------------------------------------------------------------------
 Curt J. Angermeier (7)         26,433                 1.1%
- - -------------------------------------------------------------------------
 All Executive
 Officers and
 Directors as
 a Group
 (11 persons) (8)            1,603,335                49.6%
- - -------------------------------------------------------------------------

(1) The information contained in this column is based upon information furnished to the Company by the individuals named above as of September 4, 1996. The nature of beneficial ownership for shares shown in this column represent sole or shared voting and investment unless otherwise noted. At September 4, 1996, the Company had 2,495,516 shares of common stock outstanding.

(2) Includes 127,924 shares held by Pedcor Investments, A Limited Liability Company, as to which Mr. Cordingley is a 47.6% owner and a co-chief executive officer and President. Also includes 39,916 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1993 Directors Stock Option Plan, 46,200 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees Stock Option Plan, 165,210 shares which Mr. Cordingley, Pedcor Investments, and Mr. Cordingley's wife are entitled to purchase upon exercise of 596 warrants acquired pursuant to the 1994 Rights Offering and 131,208 shares which Mr. Cordingley, Pedcor Investments and Mr. Cordingley's wife are entitled to purchase upon exercise of 568 warrants acquired in the 1995 Rights Offering.

(3) Includes 3,575 shares held in an IRA account in the name of Mr. Cunningham's wife. Also includes 231 shares which Mr. Cunningham's wife is entitled to purchase upon exercise of 1 warrant acquired pursuant to the 1995 Rights Offering and 6,730 shares which Mr. Cunningham has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees Stock Option Plan.

(4) Includes 7,854 shares which Mr. Davis holds as custodian for his minor daughter and 6,699 shares which Mr. Davis holds as custodian for his minor son. Also includes 115,591 shares which Mr. Davis is entitled to purchase for himself or his minor children upon exercise of 417 warrants acquired pursuant to the 1994 Rights Offering and 93,093 shares entitled to be purchased upon exercise of 403 warrants acquired in the 1995 Rights Offering. Also includes 39,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors Stock Option Plan, and 27,720 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees Stock Option Plan. Also includes 84,315 shares of the Company owned by Maybelle R. Davis, the mother of Mr. Davis, and 14,137 shares Mrs. Davis is entitled to purchase upon exercise of 51 warrants acquired in the 1994 Rights Offering, and 8,085 shares entitled to be purchased upon exercise of 35 Warrants acquired in the 1995 Rights Offering, as to which shares Mr. Davis has authority to vote pursuant to a Power of Attorney.
     Also includes 462 shares owned by Mr. Davis  wife.

(5) Includes 1,617 shares held by the spouse of Mr. Schnakenburg, 8,316 shares held as custodian by Mr. Schnakenburg for his minor children living in his home, 24,948 shares held by U.S. Industries Group, Inc., 52,263 shares held by Barry, Inc. and 27,442 shares held by BOAH Associates. Also includes 6,930 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under the Company's 1993 Directors Stock Option Plan. Also includes 20,790 shares entitled to be purchased upon exercise of 90 warrants acquired in the 1995 Rights Offering. Also includes 73,832 shares of the Company pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

(6) Includes 12,760 shares which Mr. Maraman has the right to acquire pursuant to the exercise of stock options granted under the 1987 Incentive Stock Option Plan.

(7) Includes 14,968 shares held in a Family Trust of Mr. Angermeier. Also includes 3,603 shares which Mr. Angermeier and the Family Trust are entitled to purchase upon exercise of 13 warrants acquired pursuant to the 1994 Rights Offering, and 1,617 shares which Mr. Angermeier and the Family Trust are entitled to purchase upon exercise of 7 warrants acquired pursuant to the 1995 Rights Offering.

(8) Includes 927 shares beneficially owned by Donald R. Neel, Senior Vice-President, Chief Financial Officer and Treasurer of the Company, 277 shares Mr. Neel is entitled to purchase upon exercise of 1 warrant acquired in the 1994 Rights Offering, and 231 shares he is entitled to purchase upon exercise of one warrant acquired in the 1995 Rights Offering.

SECURITY OWNERSHIP REPORTING

     Section 16(a) of the Exchange Act requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Company common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, during the most recent fiscal year ended June 30, 1996, there were no late filings with respect to the Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners.


                        AUDITORS OF THE COMPANY

     The Board of Directors of the Company appointed the firm of Geo.
S. Olive & Co. LLC., Certified Public Accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ended June 30, 1996. Representatives of Geo. S. Olive & Co. LLC. are expected to be present at the meeting and available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so. Geo. S. Olive & Co. LLC. have been the independent auditors of the Company since 1982. The Board of Directors has not yet completed the process of selecting an independent public accounting firm to audit its books, records, and accounts for the fiscal year ending June 30, 1997. It anticipates it will do so in October 1996.

                        SHAREHOLDERS PROPOSALS

     Any proposal which a shareholder intends to bring before the next Annual Meeting of Shareholders to be held in 1997 must be received by the Company no later than May 14, 1997 for inclusion in next year's proxy statement. Such proposals should be addressed to Jack Cunningham, Vice Chairman and Secretary of the Company, at 18 N.W. Fourth Street, P.O. Box 1347, Evansville, Indiana 47706-1347.

                        ADDITIONAL INFORMATION

     The 1996 Annual Report to Shareholders, containing financial statements for the year ended June 30, 1996, and other information concerning the operations of Company is enclosed herewith, but is not to be regarded as proxy soliciting material.

     UPON WRITTEN REQUEST, FIDELITY FEDERAL BANCORP WILL PROVIDE
WITHOUT CHARGE TO EACH SHAREHOLDER A COPY OF THE COMPANY'S ANNUAL
REPORT ON FORM 10-K WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED JUNE 30, 1996. ALL
REQUESTS SHOULD BE ADDRESSED TO:

                DONALD R. NEEL, CHIEF FINANCIAL OFFICER
                       FIDELITY FEDERAL BANCORP
                         18 N.W. FOURTH STREET
                             P.O. BOX 1347
                    EVANSVILLE, INDIANA 47706-1347


                             OTHER MATTERS

     The Annual Meeting is called for the purposes set forth in the Notice. The Board of Directors of the Company does not know of any matters for action by shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy with respect to such matters in accordance with the recommendations of the Board of Directors.


                              By Order of the Board of Directors



                              JACK CUNNINGHAM
                              VICE CHAIRMAN AND SECRETARY

                        FIDELITY FEDERAL BANCORP
            18 N.W. Fourth Street, Evansville, Indiana 47708
  REVOCABLE PROXY -PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M. Brian Davis, as proxy, with power of substitution, to represent and to vote all shares of common stock of Fidelity Federal Bancorp ("Fidelity Federal"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Fidelity Federal to be held at Fidelity Federal's principal executive offices, 18. N.W. Fourth Street, Evansville, Indiana, on October 16, 1996 at 11:00 o clock A.M., local time, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present, including the power to vote cumulatively for the Election of Directors and to allocate votes among all or any of the nominees as the Board of Directors may determine.

Management recommends a vote FOR approval of the election of the nominees for directors listed below. On any other matters that may properly come before the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management of Fidelity Federal.

1. Election of Directors:    [ ] For any or either of the nominee(s)
                                 listed below (except as marked
                                 to the contrary below).

                             [ ] Withhold authority to vote for all of
                                 the nominees listed below.

   David L. Maraman          Robert F. Doerter             Jack Cunningham

(INSTRUCTION: To withhold authority to vote for an individual, strike a line through the nominee's name in the list above)

This proxy, unless otherwise indicated, confers the authority upon the proxy to cumulate votes among any or all of the nominees as the Board of Directors may in their discretion determine. If you wish to withhold this authority to cumulate votes, check the following box. [ ] In such case, shares represented by this proxy will be voted for each of the nominees for whom authority to vote is not withheld.
(continued on other side)

                      (continued from other side)

2. In his discretion on such other matters as may properly come before the Annual meeting.

   ________________________________       _______________________________
   Signature                              (Signature, if held jointly)

                                          Please sign exactly as your name
                                          appears hereon.  Joint owners should
                                          each sign personally.  When signing
                                          in a representative capacity, such as
                                          a trustee, please indicate the
                                          capacity in which you are signing.

                                          THIS PROXY WILL BE VOTED AS DIRECTED,
                                          BUT IF NOT OTHERWISE DIRECTED, THIS
                                          PROXY WILL BE VOTED FOR THE ELECTION
                                          OF ANY OR ALL OF THE NOMINEES LISTED
                                          ABOVE.  PLEASE COMPLETE, SIGN, DATE
                                          AND RETURN THIS PROXY PROMPTLY.

DATED:                                                       , 1996
      -------------------------------------------------------
TAX IDENTIFICATION NUMBER:
                          -----------------------------------------

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